EMISSARY CAPITAL GROUP, LLC

EMISSARY CAPITAL GROUP, LLC
Balance Sheets

	June 30, 2009	December 31, 2008
	(Unaudited)
ASSETS

Current Assets:
Cash	$48,970	$217,651
Prepaid expenses	-	5,076
Investments	380	-
Total Current Assets	49,350	227,727

Security deposit	17,200	17,200

TOTAL ASSETS	$66,550	$239,927

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities:
Accrued expenses	$4,500	$4,755
Deferred revenue	18,901	13,125
Officer loan	22,276	22,276
Total Current Liabilities	45,677	40,156

Members' Equity:
2,250,000 units issued and outstanding	225,000	225,000
Accumulated other comprehensive loss	(10)
Accumulated deficit	(204,117)	(25,229)
Total Members’ Equity	20,873	199,771

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$66,550	$239,927
See accompanying notes to financial statements.

EMISSARY CAPITAL GROUP, LLC
Statements of Operations
(Unaudited)

For the Six Months Ended June 30, 2009

Revenue	$12,099

Operating Expenses:
Compensation	70,280
Consulting	26,979
Professional fees	18,895
Rent expense	57,873
General and administrative	16,960
Total Operating Expenses	190,987

Net Loss	$(178,888)

Net Loss Per Unit - basic and diluted	$(0.08)

Weighted Average Number of Units outstanding – basic and diluted	2,250,000
See accompanying notes to financial statements.

EMISSARY CAPITAL GROUP, LLC
Statements of Cash Flows
(Unaudited)

For the six months ended June 30, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(178,888)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in assets and liabilities:
Decrease in prepaid rent	5,076
Increase in deferred revenue	5,386
Decrease in accrued expenses	(255)
Net Cash Used in Operating Activities	(168,681)

NET CHANGE IN CASH	(168,681)

CASH AT BEGINNING OF PERIOD	217,651
CASH AT END OF PERIOD	$48,970

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid	$-
Taxes paid	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Marketable securities received for future services	$390
Unrealized loss on marketable securities	$(10)

See accompanying notes to financial statements.

EMISSARY CAPITAL GROUP, LLC
June 30, 2009
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 - ORGANIZATION

Emissary Capital Group, LLC (“Emissary” or the “Company”), is a limited liability company organized on November 5, 2008 under the laws of the State of Delaware. Emissary is a New York City-based merchant banking firm that is primarily focused on investment opportunities in China and India.

NOTE 2 – SUMMARY OF ACCONTING POLICIES

Basis of presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The accompanying unaudited interim financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information, and with the rules and regulations of the United States Securities and Exchange Commission (“SEC”) to Form 10-Q and Article 10 of Regulation S-X.  Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements.  The unaudited interim financial statements furnished reflect all adjustments (consisting of normal recurring accruals) which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented.  Unaudited interim results are not necessarily indicative of the results for the full year.  These unaudited interim financial statements should be read in conjunction with the financial statements of the Company for the year ended December 31, 2008 and notes thereto contained in the information filed herewith.

Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.
Investments

Investments in certain securities may be classified into three categories:

•	Held-to-Maturity—Debt securities that the entity has the positive intent and ability to hold to maturity are reported at amortized cost.

•
Trading Securities—Debt and equity securities that are bought and held principally for the purpose of selling in the near term are reported at fair value, with unrealized gains and losses included in earnings.

•
Available-for-Sale—Debt and equity securities not classified as either securities held-to-maturity or trading securities are reported at fair value with unrealized gains or losses excluded from earnings and reported as a separate component of shareholders’ equity.

The Company periodically reviews its investments in marketable and non-marketable securities and impairs any securities whose value is considered non-recoverable. The Company's determination of whether a security is other than temporarily impaired incorporates both quantitative and qualitative information.  GAAP requires the exercise of judgment in making this assessment for qualitative information, rather than the application of fixed mathematical criteria. The Company considers a number of factors including, but not limited to, the length of time and the extent to which the fair value has been less than cost, the financial condition and near term prospects of the issuer, the reason for the decline in fair value, changes in fair value subsequent to the balance sheet date, and other factors specific to the individual investment. The Company's assessment involves a high degree of judgment and accordingly, actual results may differ materially from the Company's estimates and judgments.

Fair value of financial instruments

The Company follows Statement of Financial Accounting Standards No. 107 “Disclosures about fair value of Financial Instruments” (“SFAS No. 107”) for disclosures about fair value of its financial instruments and has adopted Financial Accounting Standards Board (“FASB”) No. 157 “Fair Value Measurements” (“SFAS No. 157”) to measure the fair value of its financial instruments.  SFAS No. 157 establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, SFAS No. 157 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels.  The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs.  The three (3) levels of fair value hierarchy defined by SFAS No. 157 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

As defined by SFAS No. 107, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale, which was further clarified as the price that would be received to sell an asset or paid to transfer a liability (“an exit price”) in an orderly transaction between market participants at the measurement date.  The carrying amounts of the Company’s financial assets and liabilities, such as cash and accrued expenses, approximate their fair values because of the short maturity of these instruments.

The Company does not have any assets or liabilities measured at fair value on a recurring or a non-recurring basis, consequently, the Company did not have any fair value adjustments for assets and liabilities measured at fair value at June 30, 2009, nor gains or losses are reported in the statement of operations that are attributable to the change in unrealized gains or losses relating to those assets and liabilities still held at the reporting date for the six months ended June 30, 2009.

Revenue Recognition

The Company’s revenues are derived principally by providing financial advisory and consulting services to small and mid-sized growth orientated companies. The Company follows the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin 104 (“SAB No. 104”) for revenue recognition. The Company recognizes revenue when it is realized or realizable and earned less estimated future doubtful accounts. The Company considers revenue realized or realizable and earned when it has persuasive evidence of an arrangement that the services have been rendered to the customer, the sales price is fixed or determinable, and collectability is reasonably assured.

Net loss per units

Net loss per unit is computed pursuant to Statement of Financial Accounting Standards No. 128.  "Earnings per Share" ("SFAS No. 128").  Basic net loss per unit is computed by dividing net loss by the weighted average number of units outstanding during the period. Diluted net loss per unit is computed by dividing net loss by the weighted average number of units and potentially outstanding shares of common units during each period. There were no potentially dilutive units outstanding as of June 30, 2009.

Recently Issued Accounting Pronouncements

In June 2003, the Securities and Exchange Commission (“SEC”) adopted final rules under Section 404 of the Sarbanes-Oxley Act of 2002 (“Section 404”), as amended by SEC Release No. 33-8934 on June 26, 2008. Commencing with its annual report for the fiscal year ending December 31, 2009, the Company will be required to include a report of management on its internal control over financial reporting. The internal control report must include a statement

•	of management’s responsibility for establishing and maintaining adequate internal control over its financial reporting;
•	of management’s assessment of the effectiveness of its internal control over financial reporting as of year end; and
•	of the framework used by management to evaluate the effectiveness of the Company’s internal control over financial reporting.

Furthermore, in the following fiscal year, it is required to file the auditor’s attestation report separately on the Company’s internal control over financial reporting on whether it believes that the Company has maintained, in all material respects, effective internal control over financial reporting.

In April 2009, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) Financial Accounting Standard (FAS) 157-4 “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly”. Based on the guidance, if an entity determines that the level of activity for an asset or liability has significantly decreased and that a transaction is not orderly, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transaction or quoted prices may be necessary to estimate fair value in accordance with Statement of Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements”. This FSP is to be applied prospectively and is effective for interim and annual periods ending after June 15, 2009 with early adoption permitted for periods ending after March 15, 2009. The company will adopt this FSP for its quarter ending June 30, 2009. There is no expected impact on the financial statements.

In April 2009, the FASB issued FSP FAS 107-1 and Accounting Principles Board (APB) 28-1 “Interim Disclosures about Fair Value of Financial Instruments”. The FSP amends SFAS No. 107 “Disclosures about Fair Value of Financial Instruments” to require an entity to provide disclosures about fair value of financial instruments in interim financial information. This FSP is to be applied prospectively and is effective for interim and annual periods ending after June 15, 2009 with early adoption permitted for periods ending after March 15, 2009. The company will include the required disclosures in its quarter ending June 30, 2009.

In April 2008, the FASB issued FSP FAS 142-3, “Determination of the Useful Life of Intangible Assets”. The FSP states that in developing assumptions about renewal or extension options used to determine the useful life of an intangible asset, an entity needs to consider its own historical experience adjusted for entity-specific factors. In the absence of that experience, an entity shall consider the assumptions that market participants would use about renewal or extension options. This FSP is to be applied to intangible assets acquired after January 1, 2009. The adoption of this FSP did not have an impact on the financial statements.

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (“SFAS 165”), which provides guidance to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the rationale for why that date was selected. This disclosure should alert all users of financial statements that an entity has not evaluated subsequent events after that date in the set of financial statements being presented. SFAS 165 is effective for interim and annual periods ending after June 15, 2009. Since FAS 165 at most requires additional disclosures, the Company does not expect the adoption to have a material impact on its consolidated financial position, results of operations or cash flows.

In June 2009, the FASB approved the “FASB Accounting Standards Codification” (the “Codification”) as the single source of authoritative nongovernmental U.S. GAAP to be launched on July 1, 2009. The Codification does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all the authoritative literature related to a particular topic in one place. All existing accounting standard documents will be superseded and all other accounting literature not included in the Codification will be considered nonauthoritative. The Codification is effective for interim and annual periods ending after September 15, 2009. The Codification is effective for the Company in the interim period ending September 30, 2009 and the Company does not expect the adoption to have a material impact on its consolidated financial position, results of operations or cash flows.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

NOTE 2 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.  As reflected in the accompanying financial statements, the Company had an accumulated deficit and net loss of $204,117 and $178,888, respectively for the six months ended June 30, 2009. These conditions raise substantial doubt about its ability to continue as a going concern.

The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate sufficient revenues. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. Management believes that the actions presently being taken to further implement its business plan and generate sufficient revenues provide the opportunity for the Company to continue as a going concern.

The financial statements do not include any adjustments related to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

NOTE 3– DEFERRED REVENUE

On October 2, 2008, the Company entered into a financial advisory agreement to perform advisory services for a term of one year.  The Company received a retainer of $17,500 which has been recorded as deferred revenue and is being amortized over the term of the agreement.

On January 26, 2009, the Company entered into a financial advisory agreement to perform advisory services for a term of one year.  The Company received a retainer of $7,500 which has been recorded as deferred revenue and is being amortized over the term of the agreement.

On June 24, 2009, the Company entered into a financial advisory and independent equity research consulting agreement to perform advisory services for a term of one year.  The Company received $10,000 which has been recorded as deferred revenue and is being amortized over the term of the agreement.

NOTE 4 – LOAN PAYABLE

On November 21, 2008, the members advanced the Company 22,276.  The loan is payable on demand and bears no interest.

NOTE 5 - MEMBERS’ EQUITY

The Company has one class of membership units, which include certain transfer restrictions as specified in the operating agreement and pursuant to applicable tax and securities laws.  Income and losses are allocated to all members based upon their respective percentage of units held.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Office Lease

On November 21, 2008, the Company entered into a rental lease for its office space with Universal Executive Centers Inc., commencing January 1, 2009.  The following are the rental lease commitments in relation to the office lease:

2009	$51,600
2010	103,200
TOTAL	$206,400

 NOTE 7 – CONCENTRATION OF RISK

For the six months ended June 30, 2009, three (3) unrelated customers comprised 100% of total revenues.  A reduction in sales from or loss of such customers would have a material adverse effect on the Company’s results of operations and financial condition.

 NOTE 8 – INVESTMENT

On June 24, 2009, the Company entered into a financial advisory and independent equity research consulting agreement to perform advisory services for a term one year.  The Company received 100,000 shares of Sinobiopharma, Inc.’s restricted common stock.  A discount of 90% was applied to the valuation of Sinobiopharma’s closing stock price of $0.39 on June 24, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of
Emissary Capital Group, LLC
New York, New York

We have audited the accompanying balance sheet of Emissary Capital Group, LLC (the “Company”) as of December 31, 2008 and the related statements of operations, members’ equity and cash flows for the period from November 5, 2008 (inception) through December 31, 2008. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Emissary Capital Group, LLC as of December 31, 2008 and the results of its operations and its cash flows for the period from November 5, 2008 (inception) through December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Emissary Capital Group, LLC will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company has limited revenue, and a net loss, which raise substantial doubt about the Company’s ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 3.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Li & Company, PC
Li & Company, PC

Skillman, New Jersey
August 26, 2009

EMISSARY CAPITAL GROUP, LLC
Balance Sheet

December 31, 2008
ASSETS

Current Assets:
Cash	$217,651
Prepaid rent	5,076
Total Current Assets	222,727

Security deposit	17,200

TOTAL ASSETS	$239,927

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities:
Accrued expenses	$4,755
Deferred revenue	13,125
Officer loan	22,276
Total Current Liabilities	40,156

Members' Equity:
2,250,000 units issued and outstanding	225,000
Accumulated deficit	(25,229)
Total Members’ Equity	199,771

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$239,927
See accompanying notes to financial statements.

EMISSARY CAPITAL GROUP, LLC
Statement of Operations

For the period from November 5, 2008 (Inception) through December 31, 2008

Revenue	$4,375

Operating Expenses:
Professional fees	14,750
Rent expense	11,807
General and administrative	3,047
Total Operating Expenses	29,604

Net Loss	$(25,229)

Net Loss Per Unit - basic and diluted	$(0.01)

Weighted Average Number of Units Outstanding – basic and diluted	2,230,263
See accompanying notes to financial statements.

EMISSARY CAPITAL GROUP, LLC
Statement of Members’ Equity
For the Period from November 5, 2008 (Inception) through December 31, 2008

	Class A
	Units	Member Contributions	Accumulated Deficit	Total Members’ Equity
November 5, 2008 (Inception)	2,025,000	$-	$-	$-

Member contributions on November 10, 2008, $1 per unit	225,000	225,000		225,000

Net loss			(25,229)	(25,229)

Balance, December 31, 2008	2,250,000	$225,000	$(25,229)	$199,771

See accompanying notes to financial statements.

EMISSARY CAPITAL GROUP, LLC
Statement of Cash Flows

For the period from November 5, 2008 (Inception) through December 31, 2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(25,229)
Adjustments to reconcile net loss to net used in operating activities:
Changes in assets and liabilities:
Increase in accrued expenses	4,755
Increase in deferred revenue	13,125

Net Cash Used in Operating Activities	(7,349)

CASH FLOWS FROM FINANCING ACTIVITIES
Member contributions	225,000

Net Cash Provided By Financing Activities	225,000

NET CHANGE IN CASH	217,651

CASH AT BEGINNING OF PERIOD	-
CASH AT END OF PERIOD	$217,651

See accompanying notes to financial statements.

EMISSARY CAPITAL GROUP, LLC

NOTES TO FINANCIAL STATEMENTS
December 31, 2008

NOTE 1 - ORGANIZATION

Emissary Capital Group, LLC (“Emissary” or the “Company”), is a limited liability company organized on November 5, 2008 under the laws of the State of Delaware. Emissary is a New York City-based merchant banking firm that is primarily focused on investment opportunities in China and India.

NOTE 2 – SUMMARY OF ACCOUNTING POLICIES

Basis of presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amount of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

Fair value of financial instruments

The Company follows Statement of Financial Accounting Standards No. 107 “Disclosures about fair value of Financial Instruments” (“SFAS No. 107”) for disclosures about fair value of its financial instruments and has adopted Financial Accounting Standards Board (“FASB”) No. 157 “Fair Value Measurements” (“SFAS No. 157”) to measure the fair value of its financial instruments.  SFAS No. 157 establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, SFAS No. 157 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels.  The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs.  The three (3) levels of fair value hierarchy defined by SFAS No. 157 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

As defined by SFAS No. 107, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale, which was further clarified as the price that would be received to sell an asset or paid to transfer a liability (“an exit price”) in an orderly transaction between market participants at the measurement date.  The carrying amounts of the Company’s financial assets and liabilities, such as cash and accrued expenses, approximate their fair values because of the short maturity of these instruments.

The Company does not have any assets or liabilities measured at fair value on a recurring or a non-recurring basis, consequently, the Company did not have any fair value adjustments for assets and liabilities measured at fair value at December 31, 2008, nor gains or losses are reported in the statement of operations that are attributable to the change in unrealized gains or losses relating to those assets and liabilities still held at the reporting date for the year ended December 31, 2008 or for the period from November 5, 2008 (inception) through December 31, 2008.

Revenue Recognition

The Company’s revenues are derived principally by providing financial advisory and consulting services to small and mid-sized growth orientated companies. The Company follows the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin 104 (“SAB No. 104”) for revenue recognition. The Company recognizes revenue when it is realized or realizable and earned less estimated future doubtful accounts. The Company considers revenue realized or realizable and earned when it has persuasive evidence of an arrangement that the services have been rendered to the customer, the sales price is fixed or determinable, and collectability is reasonably assured.

Net loss per units

Net loss per unit is computed pursuant to Statement of Financial Accounting Standards No. 128.  "Earnings per Share" ("SFAS No. 128").  Basic net loss per unit is computed by dividing net loss by the weighted average number of units outstanding during the period. Diluted net loss per unit is computed by dividing net loss by the weighted average number of units and potentially outstanding shares of common units during each period. There were no potentially dilutive units outstanding as of December 31, 2008.

Recently Issued Accounting Pronouncements

In June 2003, the Securities and Exchange Commission (“SEC”) adopted final rules under Section 404 of the Sarbanes-Oxley Act of 2002 (“Section 404”), as amended by SEC Release No. 33-8934 on June 26, 2008. Commencing with its annual report for the fiscal year ending December 31, 2009, the Company will be required to include a report of management on its internal control over financial reporting. The internal control report must include a statement

•	of management’s responsibility for establishing and maintaining adequate internal control over its financial reporting;

•	of management’s assessment of the effectiveness of its internal control over financial reporting as of year end; and

•	of the framework used by management to evaluate the effectiveness of the Company’s internal control over financial reporting.

Furthermore, in the following fiscal year, it is required to file the auditor’s attestation report separately on the Company’s internal control over financial reporting on whether it believes that the Company has maintained, in all material respects, effective internal control over financial reporting.

In April 2009, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) Financial Accounting Standard (FAS) 157-4 “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly”. Based on the guidance, if an entity determines that the level of activity for an asset or liability has significantly decreased and that a transaction is not orderly, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transaction or quoted prices may be necessary to estimate fair value in accordance with Statement of Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements”. This FSP is to be applied prospectively and is effective for interim and annual periods ending after June 15, 2009 with early adoption permitted for periods ending after March 15, 2009. The company will adopt this FSP for its quarter ending June 30, 2009. There is no expected impact on the financial statements.

In April 2009, the FASB issued FSP FAS 107-1 and Accounting Principles Board (APB) 28-1 “Interim Disclosures about Fair Value of Financial Instruments”. The FSP amends SFAS No. 107 “Disclosures about Fair Value of Financial Instruments” to require an entity to provide disclosures about fair value of financial instruments in interim financial information. This FSP is to be applied prospectively and is effective for interim and annual periods ending after June 15, 2009 with early adoption permitted for periods ending after March 15, 2009.  The company will include the required disclosures in its quarter ending June 30, 2009.

In April 2008, the FASB issued FSP FAS 142-3, “Determination of the Useful Life of Intangible Assets”. The FSP states that in developing assumptions about renewal or extension options used to determine the useful life of an intangible asset, an entity needs to consider its own historical experience adjusted for entity-specific factors. In the absence of that experience, an entity shall consider the assumptions that market participants would use about renewal or extension options. This FSP is to be applied to intangible assets acquired after January 1, 2009. The adoption of this FSP did not have an impact on the financial statements.

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (“SFAS 165”), which provides guidance to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the rationale for why that date was selected. This disclosure should alert all users of financial statements that an entity has not evaluated subsequent events after that date in the set of financial statements being presented. SFAS 165 is effective for interim and annual periods ending after June 15, 2009. Since FAS 165 at most requires additional disclosures, the Company does not expect the adoption to have a material impact on its consolidated financial position, results of operations or cash flows.

In June 2009, the FASB approved the “FASB Accounting Standards Codification” (the “Codification”) as the single source of authoritative nongovernmental U.S. GAAP to be launched on July 1, 2009. The Codification does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all the authoritative literature related to a particular topic in one place. All existing accounting standard documents will be superseded and all other accounting literature not included in the Codification will be considered nonauthoritative. The Codification is effective for interim and annual periods ending after September 15, 2009. The Codification is effective for the Company in the interim period ending September 30, 2009 and the Company does not expect the adoption to have a material impact on its consolidated financial position, results of operations or cash flows.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.  As reflected in the accompanying financial statements, the Company had an accumulated deficit and net loss of $25,229 for the period from November 5, 2008 (inception) through December 31, 2008 with minimal revenues. These conditions raise substantial doubt about its ability to continue as a going concern.

The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate sufficient revenues. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. Management believes that the actions presently being taken to further implement its business plan and generate sufficient revenues provide the opportunity for the Company to continue as a going concern.

The financial statements do not include any adjustments related to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

NOTE 4 – DEFERRED REVENUE

On October 2, 2008, the Company entered into a financial advisory agreement to perform advisory services for a term one (1) year.  The Company received a retainer of $17,500 which has been recorded as deferred revenue and is being amortized over the term of the agreement.

NOTE 5 – LOAN PAYABLE

On November 21, 2008, the members advanced the Company $22,276.  The loan is payable on demand and bears no interest.

NOTE 6 - MEMBERS’ EQUITY

The Company has one class of membership units, which include certain transfer restrictions as specified in the operating agreement and pursuant to applicable tax and securities laws.  Income and losses are allocated to all members based upon their respective percentage of units held.

On November 10, 2008, the Company issued 225,000 Membership Interests in the Company for $225,000.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

Office Lease

On November 21, 2008, the Company entered into a rental lease for its office space with Universal Executive Centers Inc., commencing January 1, 2009.   The following are the rental lease commitments in relation to the office lease:

2009	$103,200
2010	103,200
TOTAL	$206,400

 NOTE 8 – CONCENTRATION OF RISK

All of the Company’s sales revenue (100%) for year ended December 31, 2008 was derived from one (1) unrelated customer.  A reduction in sales from or loss of such a customer would have a material adverse effect on the Company’s results of operations and financial condition.